Exhibit 10.20A

FIRST AMENDMENT

TO

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC

This First Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”) and Comcast Cable Communications Management, LLC, a Delaware Limited Liability Company (“Customer”). CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement dated March 17, 2004, (the “Agreement”), and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree as follows:

1.	Schedule J of the Agreement is hereby deleted and replaced with Attachment A hereto.

2.	CSG will not collect a deposit for Customer’s supplies. Therefore, Exhibit C-2 of the Agreement is amended by deleting the reference to Section 4 in the first sentence of paragraph 7.

3.	Schedule D of the Agreement shall be amended by adding the Designated Environment for CSG Message Express attached hereto as Attachment B.

IN WITNESS WHEREOF, the parties execute this Amendment on the date last signed below.

CSG SYSTEMS, INC. (“CSG”)		COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“CUSTOMER”)

By:	/s/ Edward C. Nafus	By:	/s/ Terrel Ellis Davis
Name:	Edward C. Nafus	Name:	Terrel Ellis Davis
Title:	President, BBS	Title:	Vice President and Authorized Agent
Date:	9/1/04	Date:	8/31/04

Attachment A

Name	PC Doc Number	Type	Execution Date
MediaOne Video and High Speed Data Conversions and Product Implementation	6849	SOW	8/14/2001

Implementation Services - Workforce Express for San Francisco, California	8201	SOW	2/6/2002

NAS to DAC for Mountain Region	11876	SOW	4/22/2003

NAS to DAC Change Order #1	12848	C.O.	6/2/2003

NAS to DAC Change Order #2	13037	C.O.	8/18/2003

NAS to DAC Change Order #3	1959825	C.O.	9/22/2003

NAS to DAC Change Order #4	1965390	C.O.	12/8/2003

NAS to DAC Change Order #5	1999824	C.O.	1/12/2004

NAS to DAC Change Order #6	2008527	C.O.	2/12/2004

Global AT&T VOD Interface	12680	SOW	6/20/2003

VOD Change Order #1	1945512	C.O.	12/8/2003

VOD Change Order #2	1972442	C.O.	1/16/2004

Migrate the Customer centralized JD Z-Ports at the Denver location to the CSG terminal server solution.	1951032	SOW	10/6/2003

Addressable Launch for Bay	1959796	LOA	9/11/2003

Addressable Launch Change Order	1987993	C.O.	12/10/2003

Launching addressable Jerrold (JD) in Dallas	1960049	LOA	9/10/2003

Early hour support for (8798/2000) Chicago Nas to DAC launch	1967578	LOA	11/17/2003

South Florida Agent Transfer 8495/6000/0080-0120 to 8495/7500	1987330	LOA	11/18/2003

South Florida Agent Transfer 8495/6200/0020 to 8495/6000	1987333	LOA	11/18/2003

South Florida Agent Transfer 8495-7500/1840, 1850, and 1860 to 8495/6200 and Transfer 8495/7500 1800 - 1900 to 8495/6000	1987362	LOA	12/15/2003

Video on Demand (“VOD”) Boston Derry and Boston-Mashpee interface implementation, system configuration, access anc connectivity services for Customer	1991190	SOW	2/12/2004

Implementing an Analog Nas to Dac to Analog Dac Launch in Denver	1991621	LOA	11/25/2003

Video on Demand (“VOD”) Bristol, CT interface implementation, system configuration, access and connectivity services for Customer	2000310	SOW	2/12/2004

Upgrade of current Screen Express application to allow screen pops on outbound calls	2001381	LOA	12/22/2003

IP Gateway Implementation for Pittsburgh	2002791	SOW	2/19/2004

Implementation Services- CSG Workforce Express Chicago Market	2006186	LOA	2/2/2004

Deconversion Tapes for Comcast/Richmond, VA	2009698	SOW	2/2/2004

Converter Passer for the Northeast Market	2009951	LOA	1/26/2004

Replacement of ESP Statement CD-ROMs for the Northeast Market	2009958	LOA	1/26/2004

Training Class charges for two Seattle representative to attend the February 23, 2004 Application Administration training class	2010012	LOA	1/26/2004

Expedited manual computer letter build for Comcast Portland	2010019	LOA	1/26/2004

CSG Assistance in configuring two Call Center Servers in Chelmsford	2012185	LOA	1/29/2004

CSG Assistance in configuring two Call Center Servers in Redmond	2012199	LOA	1/29/2004

One employee from South Florida market to attend Application Administration training in Omaha the week of February 23 - 27, 2004	2012391	LOA	1/30/2004

LA Server config Screen Express	2013747	SOW	3/8/2004

Agent transfer for Customer’s Pittsburgh site moving subscribers out of 8493 1000, 1100 and 1200	2014542	SOW	2/25/2004

Conversion of subs from US Online for Portland	2017675	LOA	3/9/2004

CSG to add a new Z port for Minnesota	2019060	LOA	3/9/2004

Vantage Reassignment for six ids for the Sacramento Market	2019232	LOA	3/9/2004

Duplicate CDs for Southern California	2014535	LOA	3/9/2004

Duplicate CDs for Seattle	2014157	LOA	3/9/2004

Jacksonville Service Code Passer	2005972	LOA	3/9/2004

Add new JD Z port for S. Florida	2016936	LOA	3/9/2004

Attachment B

CSG MessageExpress® Designated Environment

Effective: 01/04	Page 1 of 1

CSG MessageExpress is inherent to the ACSR product and therefore requires the ACSR product to execute properly. Please refer to the ACSR DEG to ensure that all ACSR requirements are met before utilizing MessageExpress.

MessageExpress CTI Server Requirements

MessageExpress Server Environment:

NT server class machine with a Pentium III 650 MHz or greater; 256 MB RAM; 10 GB available hard drive space (1); network card (10MB min., 10BT or BNC); NT version 4.0, Windows 2000 Server or Windows 2000 Advanced Server, all with the latest service packs. TCP/IP protocol and MS IIS (Internet Information Server) 4.0 or greater installed. Requires remote access: CA-Unicenter Remote Control, pcAnywhere, VNC, or equivalent.

MS SQL 7 or SQL 2000 required for MessageExpress.

MessageExpress Desktop Workstation

Windows only environment. Refer to ACSR DEG. Windows NT 4.0, Windows 2000, or Windows 2000 Professional, all with latest service packs; 200 MHz or greater; 64 MB RAM (2); minimum 3MB available hard drive space; network card (10MB min., 10BT or BNC). Windows NT version 4.0; TCP/IP protocol installed.

MessageExpress ACD Options

Aspect ACD – version 6.2 Operating System – 8.2 inclusive. Requires native Application Bridge Link (Ethernet) for agent information and communication with the CTI server. Sites that have migrated to Aspect Contact Server not currently supported.

RealTime Bridge required for MessageExpress.

Lucent/Avaya Communications Definity G3 ACD – version 6.0 Operating System or greater and requires the native ASAI Interface. Requires a MAPD gateway card for agent information and to communicate with the CTI server.

Avaya CMS or BCMS report server, report generated for statistics on desired agents/skills. Root access to CMS server for report generation.

Nortel/Meridian – Any Nortel Meridian ACD with SCCS (Symposium Call Center Server) 4.1.7 or greater installed and running.

Siemens/Rolm – HICOM 300 series (9751/9006 or greater) with ORTL (Open RealTime Link) installed.

(1)	Optional data logging features may require additional drive space if logging destination is local.
(2)	128 MB of Ram or higher is recommended when purchasing new equipment